UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2018

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)
One Church Street, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (240) 283-0416

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

ITEM 7.01. REGULATION FD DISCLOSURE.
On October 4, 2018, Capital Bancorp, Inc. (the “Company”) issued a press release announcing that the underwriters of the Company’s initial public offering that closed on September 28, 2018, exercised in full their option to purchase an additional 334,310 shares of common stock from the Company. The sale of additional shares of the Company’s common stock closed on October 4, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 8.01. OTHER EVENTS.
On October 4, 2018, pursuant to the terms of the underwriting agreement, dated as of September 25, 2018 (the “Underwriting Agreement”), by and among the Company, Capital Bank, National Association, a bank chartered under the laws of the United States of America and wholly-owned subsidiary of the Company, the shareholders of the Company named in Schedule II thereto, and Keefe, Bruyette & Woods, Inc. and Stephens Inc., as representatives of the underwriters named in Schedule I thereto (collectively, the “Underwriters”), the Underwriters exercised in full their option to purchase an additional 334,310 shares of common stock (the “Additional Shares”) from the Company. The Company completed the sale of the Additional Shares on October 4, 2018.
The Company received proceeds of approximately $3.9 million from the sale of the Additional Shares after deducting underwriting discounts. After giving effect to the exercise of the Underwriters’ option, the Company sold a total of 1,834,310 shares of common stock and raised approximately $20.2 million in net proceeds at the completion of the initial public offering.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 4, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Dated: October 4, 2018	By:	/s/ Edward F. Barry
Edward F. Barry Chief Executive Officer

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